UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 9, 2018

Date of Report (Date of earliest event reported)

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30309
(Address of principal executive offices)

(404) 419-2253
(Registrant’s telephone number, including area code)

__________________________________________
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

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Item 1.01 Entry Into a Material Definitive Agreement.

Asset Purchase Agreement

On June 30, 2018, Supreme Sweets Acquisition Corp., a subsidiary of US Highland, Inc., and US Highland, Inc. (collectively, “UHLN” or the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Supreme Sweets Inc. and 2498411 Ontario, Inc., as sellers (collectively, the “Seller”), pursuant to which in exchange for CAD $200,000 and a twenty percent (20%) interest in Supreme Sweets Acquisition Corp., the Company agreed to acquire the trade secret assets of Seller (the “Initial Closing”) upon the terms and subject to the conditions set forth in the Asset Purchase Agreement (the “Supreme Sweets Acquisition”). A second closing is scheduled to occur on July 31, 2018, pursuant to which Buyer will acquire the furniture, fixtures and equipment of Seller in exchange for CAD $100,000 (the “Subsequent Closing”). At the Subsequent Closing, Seller will deliver disclosure schedules, and Seller and Buyer will deliver certain additional documents including a non-competition agreement, which is more fully described below . Seller is engaged in the business of preparing delicious snacks, pastries and baked goods with high quality ingredients for exceptional taste, including low calorie and gluten-free alternatives (the “Business”).

The Asset Purchase Agreement contains customary representations and warranties, covenants, agreements and indemnities. The Initial Closing was subject to customary closing conditions, including (i) the absence of any law restraining, enjoining or prohibiting the Supreme Sweets Acquisition, (ii) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (iii) the other party’s compliance with its covenants and agreements contained in the Asset Purchase Agreement (subject to customary materiality qualifiers).

Pursuant to the terms of a non-competition agreement to be entered into as of the Subsequent Closing of the Supreme Sweets Acquisition, Seller and its affiliates will agree that neither Seller nor any of their respective affiliates will (i) engage in the Business in Canada for a period of five years following the closing of the Supreme Sweets Acquisition or (ii) solicit Seller employees for a period of five years following the closing of the Supreme Sweets Acquisition, each subject to certain exceptions.

This summary of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Asset Purchase Agreement has been included in this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, the Seller or any of their respective subsidiaries. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Item 3.02 Unregistered Sale of Securities.

As described in Item 1.01, at the Initial Closing, the Company agreed to issue to Seller or its affiliates, a twenty percent (20%) interest in Supreme Sweets Acquisition Corp. This issuance and sale will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Seller’s affiliates will represent that they are “accredited investors” as defined in Rule 501 under the Securities Act and that the Common Stock is being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 5, 2018, the Company’s Board of Directors (the “Board”) and Majority Stockholder (the “Stockholder”) approved and adopted the Amended and Restated Articles of Incorporation of the Company to, (i) change the name of the Company to “Cruzani, Inc.”; and (ii) change the ticker symbol of the Company to a symbol approved by FINRA.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

2.1

Asset Purchase Agreement, dated as of June 30, 2018, by and among Supreme Sweets Acquisition Corp. and US Highland, Inc., collectively as buyer, and Supreme Sweets, Inc. and 2498411 Ontario, Inc., collectively as seller.

3.1	Amended and Restated Articles of Incorporation of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. HIGHLAND, INC.

Date: July 9, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson, Chief Executive Officer

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